UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2657

Waddell & Reed Advisors Municipal Bond Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
SEPTEMBER 30, 2005

Waddell & Reed Advisors Municipal Bond Fund

CONTENTS
3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
13	Investments
36	Statement of Assets and Liabilities
37	Statement of Operations
38	Statement of Changes in Net Assets
39	Financial Highlights
43	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Income Tax Information
51	Directors and Officers
56	Renewal of Investment Management Agreement
59	Annual Privacy Notice
61	Proxy Voting Information
62	Quarterly Portfolio Schedule Information
62	Householding Notice

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Municipal Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter
      September 30, 2005

DEAR SHAREHOLDER:

Enclosed is our report on your Fund's operations for the 12 months ended September 30, 2005. The 12-month period brought quite positive results for most investors, despite challenges from a variety of directions in the latter half of the period. Stocks ended the fiscal year higher, as the S&P 500 returned 12.25 percent, and the Dow Jones Industrial Average rose 7.22 percent. Bonds also rose slightly, with the Citigroup Broad Investment Grade Index returning 2.93 percent over the last 12 months.

The first half of the 12-month period brought strong economic growth, solid corporate earnings and a generally positive environment for investors. The last six months brought a few challenges, although the financial markets have remained fairly resilient. Between April and September, we weathered increasing energy prices, rising interest rates, budding inflationary pressures and, most dramatically, the fallout from two major hurricanes that tragically struck this country's Gulf Coast. Hurricane Katrina silenced an entire major American city, along with the largest port facility in the country, which is the fifth largest port in the world. Compounded by Hurricane Rita several weeks later, it brought devastating circumstances across four states and an economic impact that is still being evaluated.

Despite the setbacks, the U.S. economy has remained relatively solid. As we look toward 2006, it does appear that economic growth will slow somewhat in the U.S., in our opinion, due to higher interest rates and higher energy prices.

The Federal Reserve apparently believes the economy is sound enough that it has continued its campaign of steadily raising short-term interest rates. Most recently, the Fed enacted another quarter-point increase in late September, bringing interest rates to 3.75 percent. The Fed stated that it still believes monetary conditions remain "accommodative," indicating apparently that they intend to continue raising rates somewhat further.

The other major development during the period was the rapid rise of oil prices. Crude oil hovered just above $40 per barrel in late 2004. By the end of September 2005, the price surpassed $65 per barrel. The world is facing constraints in supply such as we have never seen before. Many are forecasting that prices may ease some toward year-end, but we believe that, longer term, higher prices are here to stay. As investors, we must remain aware of that reality, its impact on the world economies, and any opportunities that it may create.

Regardless of the short-term challenges brought on by economic or geopolitical events, a longer-term perspective is often more instructive for investors. That is why we believe it is important to develop and maintain a long-term financial plan for your personal situation. Through appropriate diversification among four or five or so different asset classes, you can potentially provide more balance to your investment portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Municipal Bond Fund
      September 30, 2005

An interview with Bryan J. Bailey, CFA, portfolio manager of Waddell & Reed Advisors Municipal Bond Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund showed a positive return for the period, although it underperformed its benchmark index. The Fund's Class A shares increased 2.43 percent (before the impact of any sales charges) for the fiscal year, compared with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 4.08 percent for the period, and the Lipper General Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 3.48 percent for the period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted Fund performance during the fiscal year?

The same issues that had negatively impacted the Fund in the previous fiscal year continued to plague us this year. Specifically, we believe that there were two primary factors that contributed to the Fund underperformance. First, the Fund both began and ended the year with lower exposure to longer maturity (20 or more years) bonds than the benchmark. The long-end of the yield curve produced the best performance results over the fiscal year. Aggressive discount structures performed particularly well. With nominal interest rates hovering near historical lows, the Federal Reserve aggressively removing monetary accommodation from the system, and emerging signs of inflation, we felt it prudent to underweight bonds with the highest level of interest-rate sensitivity. We were wrong. In February, Federal Reserve Chairman Alan Greenspan called the tame behavior of long-term interest rates a "conundrum," as it is unprecedented for long-term rates not to rise during periods of monetary tightening. We entered the fiscal year with the 20- to 30-year portion of the yield curve steep by historical standards; however, we did not believe that we would be nimble enough to exploit this opportunity if indeed interest rates began to rise, as we expected. We continue to dislike the risk/reward tradeoff presented by the long-end of the market, and given that we would need to liquidate high quality, defensive, higher yielding bonds in order to increase our exposure, we still believe it is prudent to stick with the current maturity distribution of the portfolio.

The second notable factor that we believe negatively impacted Fund performance was our underweight position in non-investment grade and lower-quality issuers, especially tobacco and corporate-backed bonds. We started the year with quality spreads trading tight, in our opinion, but by year-end, spreads remained compressed, and were even tighter in some instances. Once again, we enter the new fiscal year believing that we are not being adequately compensated for increasing exposure to lower-rated credits.

On the positive side, we feel that Fund performance was enhanced by our approximately 4 percent holdings in pre-refunded securities, as well as our overweight position in bonds subject to the alternative minimum tax (AMT). An overweight position in the under performing housing revenue bond sector ultimately was a drag on performance, although we intend to maintain this overweight position because of its higher yield/credit quality characteristics and defensive attributes.

What other market conditions or events influenced the Fund's performance during the fiscal year?

We have been, and we believe that we will continue to be for the near term, in an environment characterized by high levels of volatility. We feel that we are in a period where the markets appear to be trading more on technical elements than on fundamentals. The presence of many large, nontraditional fixed income investors is making any predictions on interest rates very difficult, if not impossible. Arbitrageurs, foreign central bank currency manipulation activities, mortgage portfolio re-balancing, and flight-to-quality trades on geopolitical/terrorism fears, as well as other exogenous shocks, have apparently become the primary drivers of the fixed income markets. Unfortunately, many of these activities are very difficult to predict, and the size of some of the trades is massive. This is today's reality, and it is something that we intend to continue to manage by not straying too far from the duration (interest rate sensitivity) of the benchmark index. We believe this is prudent, given today's marketplace.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We believe that maintaining quality, improved diversification between sectors and states, and marketable position sizes have dramatically reduced the volatility of the Fund. Our management style is essentially a skeptical, top-down style, with an emphasis on identifying relative value opportunities between sectors, states and different security structures. Simultaneously, we attempt to exploit opportunities presented by the shape and slope of the yield curve and by cross-market technical factors. A diligent approach to ongoing credit analysis and subsequent surveillance after purchase has enabled the Fund to avoid many of the credit disasters that, we believe, plagued some of our competitors in the past.

Recently, we have been in an extended period where the most aggressive risk takers, both in terms of interest rates and credit, have been the big winners, while managers who adhere to risk-averse capital preservation strategies, as we do, have lagged. At the National Association For Business Economics annual meeting in September, Fed Chairman Alan Greenspan noted that, "Whatever the reason for narrowing credit spreads, and they differ from episode to episode, history cautions that extended periods of low concern about credit risk have invariably been followed by reversal, with an attendant fall in the prices of risky assets." While we acknowledge that the current environment may persist, we agree with Chairman Greenspan's comments, and we feel that we are well positioned in the event of a reversal.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

As we entered the year, we felt that the market presented few, if any, attractive relative value opportunities. As mentioned above, quality spreads were tight by historical standards, and we did not find the risk/reward tradeoff attractive for moving down the credit curve. Unfortunately, lower-quality bond spreads remained tight over the course of the year and many of the best-performing sectors were also the most risky. We built an overweight position in housing bonds because of the sector's tendency toward positive performance in a rising interest rate environment. However, we were not rewarded for our actions. While short and intermediate interest rates did rise, long rates actually declined, thus negating the typical relative performance characteristics of housing bonds.

We still see very few, if any, relative value opportunities in the current market. Nominal interest rates remain low, credit spreads are still tight, the Federal Reserve continues to remove accommodation from the system, there are emerging signs of inflation, and the yield curve is much flatter than it was one year ago. We are exercising restraint in "yield chasing," as we feel that tight credit spreads do not adequately compensate one for moving too far down the credit curve. While acknowledging that we have been through a painful period, we feel that our patience may eventually be rewarded. Going forward, we intend to keep the credit quality of the Fund in the AA category, while actively seeking relative value opportunities between sectors, states and security structures. Positioning and asset distribution across the yield curve likely will continue to be a vital part of our investment strategy, as will the monitoring of cross-market technical factors. We expect to maintain the Fund's neutral to defensive exposure to interest rate risk, and we believe that we remain well positioned. Generally, we intend to continue investing in short-, intermediate- and longer-term (when appropriate) investment grade municipal bonds, while emphasizing quality and capital preservation with minimal yield sacrifice.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted. As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Municipal Bond Fund, Inc., Class A Shares (1)	$15,532
Lehman Brothers Municipal Bond Index	$18,025
Lipper General Municipal Debt Funds Universe Average	$16,485

W&R ADVISORS MUNICIPAL BOND FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005

		W&R ADVISORS MUNICIPAL BOND FUND CLASS A SHARES	LEHMAN BROTHERS MUNICIPAL BOND INDEX	LIPPER GENERAL MUNICIPAL DEBT FUNDS UNIVERSE AVG.

SEPT	1995	9,575	10,000	10,000
SEPT	1996	10,261	10,604	10,569
SEPT	1997	11,264	11,562	11,492
SEPT	1998	12,241	12,570	12,439
SEPT	1999	11,819	12,481	12,058
SEPT	2000	12,320	13,252	12,625
SEPT	2001	13,215	14,632	13,834
SEPT	2002	14,224	15,939	14,884
SEPT	2003	14,624	16,559	15,315
SEPT	2004	15,163	17,319	15,931
SEPT	2005	15,532	18,025	16,485

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-05	-1.92%	-2.59%	1.32%	2.72%
5-year period ended 9-30-05	3.84%	3.66%	3.81%	4.96%
10-year period ended 9-30-05	4.50%	-	-	-
Since inception of Class (3) through 9-30-05	-	3.65%	3.77%	3.80%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-5-99 for Class B shares, 10-7-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

MUNICIPAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2005.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2005	Beginning Account Value 3-31-05	Ending Account Value 9-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*
Based on Actual Fund Return (1)
Class A	$1,000	$1,023.30	0.90%	$4.58
Class B	1,000	1,017.10	1.82	9.18
Class C	1,000	1,016.80	1.84	9.32
Class Y	1,000	1,024.70	0.59	2.98
Based on 5% Return (2)
Class A	$1,000	$1,020.54	0.90%	$4.58
Class B	1,000	1,015.97	1.82	9.17
Class C	1,000	1,015.83	1.84	9.31
Class Y	1,000	1,022.13	0.59	2.97

      *Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF MUNICIPAL BOND FUND

Portfolio Highlights

On September 30, 2005, Waddell & Reed Advisors Municipal Bond Fund, Inc. had net assets totaling $598,073,591 invested in a diversified portfolio.

As a shareholder of the Fund, for every $100 you had invested on September 30, 2005, your Fund owned:

State General Obligation Bonds	$10.12
Hospital Revenue Bonds	$8.67
Airport Revenue Bonds	$8.61
Public Power Revenue Bonds	$8.13
Other Municipal Bonds	$8.12
Housing Revenue Bonds	$7.70
City General Obligation Bonds	$6.86
Special Tax Bonds	$6.22
Lease/Certificate of Participation Bonds	$5.95
Transportation Revenue Bonds	$5.79
Prerefunded ETM Bonds	$5.67
School General Obligation Bonds	$4.22
Water and Sewer Revenue Bonds	$4.07
Education Revenue Bonds	$3.18
Student Loan Bonds	$3.14
Derivative Bonds	$2.30
Cash and Cash Equivalents	$1.25

On September 30, 2005, the breakdown of municipal bonds (by ratings) held by the Fund, including cash and cash equivalents, was as follows:

AAA	62.52%
AA	9.35%
A	14.05%
BBB	6.65%
Cash and Cash Equivalents	1.25%
Non-rated	6.18%

Ratings reflected in the wheel are taken from the following sources in order of preference: Standard & Poor's or, if unrated, Moody's.

2005 Tax Year Taxable Equivalent Yields (1)
If your Taxable Income is:						Your Marginal Tax	Equivalent Tax Free Yields
Joint Return			Single Return			Bracket Is	3%	4%	5%	6%

$0	-	14,600	$0	-	7,300	10%	3.33%	4.44%	5.56%	6.67%
$14,601	-	59,400	$7,301	-	29,700	15%	3.53%	4.71%	5.88%	7.06%
$59,401	-	119,950	$29,701	-	71,950	25%	4.00%	5.33%	6.67%	8.00%
$119,951	-	182,800	$71,951	-	150,150	28%	4.17%	5.56%	6.94%	8.33%
$182,801	-	326,450	$150,151	-	326,450	33%	4.48%	5.97%	7.46%	8.96%
$326,451 and above			$326,451 and above			35%	4.62%	6.15%	7.69%	9.23%

(1)Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal Bond Fund, Inc.

The Investments of Municipal Bond Fund
September 30, 2005
MUNICIPAL BONDS	Principal Amount in Thousands	Value

Arizona - 2.50%
Arizona Educational Loan Marketing Corporation (A Nonprofit Corporation Organized Pursuant to the Laws of the State of Arizona), 2001 Educational Loan Revenue Bonds, 2001 Senior Series 2001A-2 Bonds,
4.95%, 3-1-09	$5,000	$5,164,100
Arizona Health Facilities Authority, Hospital Revenue Bonds (John C. Lincoln Health Network), Series 2000,
6.875%, 12-1-20	2,500	2,802,675
City of Phoenix Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B (AMT),
5.75%, 7-1-14	2,000	2,196,160
The Industrial Development Authority of the City of Phoenix, Arizona, Single Family Mortgage Revenue Bonds, Series 2002-1A,
6.2%, 3-1-34	1,305	1,357,148
Arizona Tourism and Sports Authority, Tax Revenue Bonds (Multipurpose Stadium Facility Project), Series 2003A,
5.375%, 7-1-19	1,120	1,230,152

Certificates of Participation, Series 2002A,
      Evidencing Proportionate Interests of the Owners
      Thereof in Lease Payments to be Made By the
      State of Arizona (Acting by and Through the
      Director of the Department of Administration), as
      Lessee for Certain Real and Personal Property,

5.5%, 5-1-13	1,000	1,116,490

Certificates of Participation (Arizona State University Projects),
      Series 2002, Evidencing the Proportionate Interests of the
      Owners Thereof in Lease Payments to be Made Pursuant to
      a Lease-Purchase Agreement by the Arizona Board of Regents,
      as Lessee for the Benefit of Arizona State University,

5.375%, 7-1-13	1,000	1,108,470
		14,975,195
Arkansas - 0.49%
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2002,
5.0%, 12-1-07	2,000	2,078,140
Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 2003 Series D (AMT),
5.3%, 7-1-24	840	864,847
		2,942,987
California - 14.61%
State of California, Various Purpose General Obligation Bonds:
5.0%, 2-1-22	7,000	7,334,390
5.25%, 2-1-15	5,000	5,472,200
5.25%, 2-1-19	5,000	5,412,450
5.5%, 4-1-28	3,000	3,296,280
5.25%, 2-1-14	2,000	2,195,960
5.25%, 2-1-19	2,000	2,164,980
5.25%, 11-1-21	1,000	1,079,750
The Regents of the University of California:
General Revenue Bonds, 2003 Series A,
5.125%, 5-15-19	5,000	5,396,400
Hospital Revenue Bonds (UCLA Medical Center), Series 2004 B,
5.5%, 5-15-20	4,055	4,481,789
The Metropolitan Water District of Southern California, Water Revenue Bonds, 2003 Authorization, Series B-2,
5.0%, 10-1-27	5,000	5,265,600
California Statewide Communities Development Authority, Hospital Revenue Certificates of Participation, Cedars-Sinai Medical Center, Series 1992,
6.5%, 8-1-12	4,400	4,807,968
Riverside Community College District, Riverside County, California, Election of 2004, General Obligation Bonds, Series 2004A:
5.5%, 8-1-29	3,755	4,280,813
5.5%, 8-1-29	45	49,727
Foothill/Eastern Transportation Corridor Agency, Toll Road Refunding Revenue Bonds, Series 1999, Capital Appreciation Bonds,
0.0%, 1-15-17	7,500	4,310,250
State of California, Department of Water Resources:
Power Supply Revenue Bonds, Series 2002A,
5.25%, 5-1-07	3,000	3,114,090
Central Valley Project, Water System Revenue Bonds, Series X,
5.5%, 12-1-16	1,000	1,148,440
Southern California Public Power Authority, Multiple Project Revenue Bonds, 1989 Series,
6.75%, 7-1-12	3,455	4,051,195
Moreno Valley Unified School District, General Obligation Bonds, 2004 Election, Series A (Riverside County, California),
5.25%, 8-1-22	3,500	3,792,565
State of California, General Obligation Bonds,
6.0%, 2-1-15	3,000	3,470,460
Long Beach Bond Finance Authority, Tax Allocation Revenue Bonds (Downtown, North Long Beach, Poly High and West Beach Redevelopment Project Areas), 2002 Series A,
5.375%, 8-1-15	2,505	2,762,163
County of Sacramento, Airport System Revenue Bonds, Series 2002A (Non-AMT),
5.25%, 7-1-16	2,080	2,283,632
Fremont Unified School District, Alameda County, California, Election of 2002 General Obligation Bonds, Series A,
5.375%, 8-1-18	2,035	2,250,710
Foothill - De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series B,
5.25%, 8-1-19	2,000	2,231,800
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B,
5.375%, 6-1-28	2,000	2,183,960
Department of Water and Power of the City of Los Angeles, Power System Revenue Bonds, 2003 Series B,
5.125%, 7-1-19	2,000	2,160,800
City of Oceanside, 2003 Certificates of Participation (1993 Series A Refunding), City of Oceanside, Pursuant To a Lease with the Oceanside Public Financing Authority,
5.0%, 4-1-10	1,140	1,229,125
San Mateo Union High School District (San Mateo County, California), Election of 2000 General Obligation Bonds, Series B Capital Appreciation Bonds,
0.0%, 9-1-11	1,000	810,010
Delta Counties Home Mortgage Finance Authority (California), Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series A,
5.2%, 12-1-14	185	186,430
California Rural Home Mortgage Finance Authority, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program), 1998 Series B, Class 5,
6.35%, 12-1-29	135	136,376
		87,360,313
Colorado - 1.13%
Colorado Department of Transportation, Transportation Revenue Anticipation Notes, Series 2002,
5.25%, 6-15-10	2,000	2,163,700
Weld County School District 6, Weld County, Colorado, General Obligation Refunding Bonds, Series 2002-96R,
5.0%, 12-1-09	1,700	1,813,339
City of Lafayette, Colorado, Acting by and through its Water Fund Enterprise, Water Revenue Bonds, Series 2003A,
5.25%, 12-1-20	1,010	1,096,335
Highlands Ranch Metropolitan District No. 3, Douglas County, Colorado, General Obligation Bonds, Series 1999,
5.3%, 12-1-19	1,000	1,079,450
Colorado Housing and Finance Authority, Single Family Program Senior and Subordinate Bonds, 2001 Series A-2 Senior Bonds,
6.5%, 8-1-31	570	615,845
		6,768,669
Connecticut - 0.84%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds (Wheelabrator Lisbon Project), Series 1993A,
5.5%, 1-1-14	5,000	5,027,950

Delaware - 0.86%
Delaware State Housing Authority, Senior Single Family Mortgage Revenue Bonds, 2005 Series A,
5.8%, 7-1-35	4,800	5,166,624

District of Columbia - 0.36%
Metropolitan Washington Airports Authority, Airport System Revenue Bonds, Series 2002A (AMT),
5.5%, 10-1-10	2,000	2,159,780

Florida - 5.16%
City of Jacksonville, Florida:
St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two, Series Eighteen,
5.0%, 10-1-08	5,000	5,258,950
Water and Sewer System, 2002 Series B,
5.25%, 10-1-08	1,500	1,588,305
City of Coral Gables (Florida), Health Facilities Authority, Hospital Revenue Bonds (Baptist Health South Florida Obligated Group), Series 2004,
5.25%, 8-15-24	5,000	5,407,900
The City of Miami, Florida:
Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2002A,
5.5%, 9-1-13	2,460	2,732,322
Limited Ad Valorem Tax Bonds, Series 2002 (Homeland Defense/Neighborhood Capital Improvement Projects),
0.0%, 1-1-10	1,600	1,368,000
Polk County, Florida, Capital Improvement and Refunding Revenue Bonds, Series 2002,
5.25%, 12-1-09	3,200	3,448,064
Broward County, Florida, Passenger Facility Charge/Airport System Revenue Convertible Lien Bonds, Airport System Revenue Bonds, Series 2001J-1 (AMT),
5.75%, 10-1-18	2,870	3,146,524
Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2002, Miami International Airport (Hub of the Americas),
5.75%, 10-1-16	2,000	2,207,700
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Series 2002B (AMT),
5.5%, 10-1-17	2,000	2,166,120
Hillsborough County Aviation Authority, Florida, Tampa International Airport, Revenue Bonds, 2003 Series B,
5.0%, 10-1-20	2,000	2,084,180
The School Board of Palm Beach County, Florida, Certificates of Participation, Series 2002A,
5.375%, 8-1-13	1,000	1,114,970
Housing Finance Authority of Lee County, Florida, Single Family Mortgage Revenue Bonds, Series 1999A, Subseries 2,
5.0%, 9-1-30	355	362,554
		30,885,589
Georgia - 2.61%
Municipal Electric Authority of Georgia, Project One Special Obligation Bonds, Fifth Crossover Series:
6.4%, 1-1-13	6,925	7,948,584
6.4%, 1-1-13	860	993,790
6.4%, 1-1-13	75	85,942
Hospital Authority of Cobb County (Georgia), Revenue Anticipation Refunding and Improvement Certificates, Series 2003,
5.25%, 4-1-20	4,000	4,370,560
State of Georgia, General Obligation Bonds, Series 1998B,
5.5%, 7-1-12	2,000	2,238,160
		15,637,036
Guam - 0.59%
Guam International Airport Authority, General Revenue Bonds, 2003 Series C (AMT),
5.375%, 10-1-20	3,305	3,538,432

Hawaii - 1.44%
State of Hawaii:
Airport System Revenue Bonds, Refunding Series 2001 (AMT):
9.59993%, 7-1-09 (A)	2,500	2,979,250
9.59993%, 7-1-09 (A)	2,500	2,973,900
General Obligation Refunding Bonds of 2005, Series DG,
5.0%, 7-1-09	2,500	2,656,350
		8,609,500
Illinois - 1.65%
City of Chicago, Collateralized Single Family Mortgage Revenue Bonds:
Series 2002C,
5.6%, 10-1-34	2,470	2,617,879
Series 2002B,
6.0%, 10-1-33	1,800	1,872,234
Series 2002D,
5.75%, 4-1-35	1,535	1,615,541
Village of Maywood, General Obligation Corporate Purpose Bonds, Series 2001C (Tax-Exempt),
5.5%, 1-1-21	1,300	1,433,861
School District Number 116, Champaign County, Illinois (Urbana), General Obligation School Building Bonds, Series 1999C,
0.0%, 1-1-12	1,695	1,307,218
Bloomington-Normal Airport Authority of McLean County, Illinois, Central Illinois Regional Airport, Passenger Facility Charge Revenue Bonds, Series 2001,
6.35%, 12-15-24	1,000	1,016,170
		9,862,903
Indiana - 3.05%
Indiana State Office Building Commission, Capitol Complex Revenue Bonds:
Series 1990B (State Office Building I Facility),
7.4%, 7-1-15	8,000	10,265,120
Series 1990A (Senate Avenue Parking Facility),
7.4%, 7-1-15	4,775	6,011,486
Knox County Hospital Association (Knox County, Indiana), Lease Revenue Refunding Bonds, Series 2002,
5.25%, 7-1-08	1,875	1,971,919
		18,248,525
Iowa - 0.37%
Iowa Finance Authority, Iowa State Revolving Fund, Revenue Bonds, Series 2001,
5.5%, 8-1-16	2,000	2,219,000

Kansas - 3.65%
Sedgwick County, Kansas and Shawnee County, Kansas, Single Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program):
2002 Series A-3,
6.125%, 12-1-33	4,405	4,815,458
2002 Series B-2,
5.85%, 12-1-34	3,235	3,494,221
2003 Series A-2,
5.65%, 6-1-35	3,120	3,319,274
2001 Series B-2 (AMT),
6.45%, 12-1-33	2,285	2,379,256
2002 Series B- 4,
5.9%, 12-1-34	1,955	2,097,911
2002 Series A-5,
5.55%, 12-1-33	1,500	1,597,545
2004 Series A- 4,
5.625%, 6-1-36	990	1,069,517
2001 Series A-1 (AMT),
6.3%, 12-1-32	770	806,336
Unified School District No. 443, Ford County, Kansas (Dodge City), General Obligation Refunding Bonds, Series 2002:
5.0%, 3-1-10	1,110	1,184,869
5.0%, 3-1-09	1,000	1,056,620
		21,821,007
Kentucky - 0.36%
Kenton County (Kentucky), Airport Board, Cincinnati/Northern Kentucky International Airport, Revenue Refunding Bonds, Series 2002A,
5.625%, 3-1-14	2,000	2,176,080

Louisiana - 1.33%
State of Louisiana, Gasoline and Fuels Tax Revenue Bonds, 2005 Series A,
5.0%, 5-1-26	4,800	5,030,496
Louisiana Local Government Environmental Facilities and Community Development Authority, Mortgage Revenue Bonds, Series 2004A (GNMA Collateralized - Cypress Apartments Project),
5.5%, 4-20-38	2,750	2,932,737
		7,963,233
Maryland - 0.70%
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2001, Series A,
5.0%, 2-1-10	2,000	2,145,820
Maryland Transportation Authority, Airport Parking Revenue Bonds, Series 2002B, Baltimore/Washington International Airport Projects (Qualified Airport Bonds - AMT),
5.375%, 3-1-15	1,905	2,056,352
		4,202,172
Massachusetts - 3.09%
Massachusetts Bay Transportation Authority, Assessment Bonds:
2005 Series A,
5.0%, 7-1-31	3,850	4,034,223
2004 Series A,
5.25%, 7-1-20	2,800	3,114,748
Massachusetts School Building Authority, Dedicated Sales Tax Bonds, 2005 Series A,
5.0%, 8-15-30	4,800	5,039,904
The Commonwealth of Massachusetts, General Obligation Bonds:
Consolidated Loan of 2003, Series D,
5.25%, 10-1-21	2,500	2,749,550
Consolidated Loan of 2002, Series C,
5.5%, 11-1-10	2,000	2,196,060
Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 57 (AMT),
5.6%, 6-1-30	1,345	1,361,718
		18,496,203
Michigan - 0.87%
City of Detroit, Michigan, General Obligation Bonds (Unlimited Tax), Series 2004-A(1),
5.25%, 4-1-23	3,220	3,461,693
Board of Regents of Eastern Michigan University, General Revenue Refunding Bonds, Series 2002A,
5.8%, 6-1-13	1,530	1,749,004
		5,210,697
Minnesota - 2.53%
Minneapolis-St. Paul Metropolitan Airports Commission, Airport Revenue Bonds, Series 2001B (AMT):
5.75%, 1-1-15	5,000	5,412,000
5.75%, 1-1-13	2,345	2,554,408
City of Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation/Mayo Medical Center), Series 1992D,
6.15%, 11-15-09	4,500	4,985,460
City of Minneapolis, Minnesota, General Obligation Convention Center Bonds, Series 2002,
5.0%, 12-1-10	2,000	2,157,920
		15,109,788
Mississippi - 0.71%
Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1996-C:
6.75%, 9-1-14	2,750	2,778,325
6.7%, 9-1-12	1,470	1,480,525
		4,258,850
Missouri - 4.45%
The Industrial Development Authority of the City of Kansas City, Missouri, Revenue Bonds, Series 2004 (Plaza Library Project):
5.9%, 3-1-24	2,300	2,347,173
5.375%, 3-1-10	1,800	1,882,710
Health and Educational Facilities Authority of the State of Missouri, Health Facilities Revenue Bonds, Barnes-Jewish, Inc./Christian Health Services, Series 1993A,
6.0%, 5-15-11	3,000	3,348,210
Northwest Missouri State University, Housing System Revenue Bonds, Series 2003,
5.5%, 6-1-19	2,650	2,941,103
The City of St. Louis, Missouri:
Airport Revenue Bonds, Series 2001A (Airport Development Program):
5.0%, 7-1-11	885	951,048
5.0%, 7-1-11	615	666,549
Airport Revenue Refunding Bonds, Series 2003A (Lambert-St. Louis International Airport),
5.25%, 7-1-18	1,000	1,091,470
City of Belton, Missouri, Tax Increment Revenue Bonds (Belton Town Centre Project), Series 2004,
6.25%, 3-1-24	2,265	2,304,796
Jackson County, Missouri, Tax Exempt Special Obligation Refunding & Improvement Bonds (Truman Medical Center Project), Series 2001A,
5.5%, 12-1-12	2,000	2,225,740
The Board of Education of the City of St. Louis, General Obligation Refunding Bonds (Missouri Direct Deposit Program), Capital Appreciation Bonds, Series 2002B,
0.0%, 4-1-10	2,000	1,695,760
State Environmental Improvement and Energy Resources Authority (State of Missouri), Water Pollution Control Revenue Refunding Bonds (State Revolving Fund Program - Master Trust), Series 2001B,
5.5%, 7-1-10	1,500	1,637,295
Missouri Higher Education Loan Authority (A Public Instrumentality and Body Corporate and Politic of the State of Missouri), Student Loan Revenue Bonds, Subordinate Series 1994A,
5.45%, 2-15-09	1,500	1,516,395
Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Missouri, Eastland Center Project, Phase II, Series 2002B,
6.0%, 4-1-21	1,250	1,331,913
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension Project), Mass Transit Sales Tax Appropriation Bonds, Series 2002B,
5.25%, 10-1-09	1,000	1,076,190
City of Chesterfield, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Series 2002 (Chesterfield Valley Projects),
4.5%, 4-15-16	1,025	1,028,546
Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds (Homeownership Loan Program):
1998 Series D-2 (AMT),
6.3%, 3-1-29	280	291,460
1998 Series B-2 (AMT),
6.4%, 3-1-29	175	180,626
1997 Series A-2 (AMT),
7.3%, 3-1-28	70	70,855
		26,587,839
Nebraska - 0.73%
Nebraska Higher Education Loan Program, Inc., 1993-2 Series A-6 Junior Subordinate Bonds,
9.922%, 6-1-13 (A)	4,125	4,364,580

Nevada - 0.34%
Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999,
6.0%, 7-1-14	1,385	1,535,439
Nevada Housing Division, Single Family Mortgage Bonds:
1998 Series A-1 Mezzanine Bonds,
5.35%, 4-1-16	385	386,652
1996 Series C Subordinate Bonds,
6.35%, 4-1-09	85	86,141
		2,008,232
New Hampshire - 0.61%
New Hampshire Health and Education Facilities Authority:
Hospital Revenue Bonds, Catholic Medical Center Issue, Series 2002A,
6.125%, 7-1-32	2,000	2,092,460
Revenue Bonds, Southern New Hampshire University Issue, Series 2003,
5.375%, 1-1-34	1,500	1,567,425
		3,659,885
New Jersey - 4.72%
New Jersey Transporation Trust Fund Authority, Transporation System Bonds, 2004 Series B,
5.25%, 12-15-11	5,000	5,465,750
Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002,
5.5%, 6-1-11	4,850	5,184,311
New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000 A:
6.0%, 1-1-13	3,205	3,693,346
6.0%, 1-1-13	960	1,102,973
New Jersey Economic Development Authority, School Facilities Construction Bonds, 2004 Series I,
5.25%, 9-1-24	2,250	2,498,040
County of Hudson, New Jersey, Refunding Certificates of Participation, Series 2002,
6.0%, 12-1-10	2,110	2,352,523
New Jersey Transit Corporation payable solely from certain Federal Transit Administration Grants, Certificates of Participation, Series 2002A,
5.5%, 9-15-13	2,000	2,225,420
The City of Newark in the County of Essex, New Jersey, General Obligation School Purpose Refunding Bonds, Series 2002,
5.375%, 12-15-13	2,000	2,216,460
New Jersey Building Authority, State Building Revenue and Refunding Bonds, 2002 Series B,
5.25%, 12-15-08	1,900	2,020,270
Casino Reinvestment Development Authority, Hotel Room Fee Revenue Bonds, Series 2004,
5.25%, 1-1-23	1,350	1,473,336
		28,232,429
New Mexico - 2.04%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, 2004 Series B (AMT),
4.75%, 7-1-35	4,795	5,010,775
City of Albuquerque, New Mexico, Airport Refunding Revenue Bonds, Series 2001 (AMT),
5.375%, 7-1-15	3,365	3,583,961
New Mexico Educational Assistance Foundation, Student Loan Program Bonds:
Second Subordinate 1996 Series A-3,
6.75%, 11-1-08	2,175	2,242,251
Second Subordinate 1995 Series A-3,
6.6%, 11-1-10	225	229,666
San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Subordinate Series 2001B,
5.75%, 9-15-21	1,000	1,112,550
		12,179,203
New York - 11.45%
The City of New York, General Obligation Bonds:
Fiscal 2004 Series D,
5.25%, 10-15-21	8,295	8,889,088
Fiscal 2003 Series J,
5.5%, 6-1-19	5,000	5,448,800
Fiscal 2005 Series B,
5.25%, 8-1-12	5,000	5,441,250
Fiscal 2003 Series A Current Interest Bonds,
5.5%, 8-1-10	3,000	3,262,560
Fiscal 2003 Series A,
5.75%, 8-1-14	2,000	2,222,180
Fiscal 2002 Series C,
5.5%, 3-15-15	2,000	2,173,620
New York City Transitional Finance Authority, Future Tax Secured Refunding Bonds, Fiscal 2003:
Series A:
5.25%, 11-1-10	1,000	1,087,440
5.5%, 11-1-26	5,000	5,491,000
Series D,
5.25%, 2-1-19	3,000	3,235,830
Series B Tax-Exempt Bonds,
5.25%, 2-1-09	2,000	2,124,900
Dormitory Authority of the State of New York:
Third General Resolution Revenue Bonds (State University Educational Facilities Issue), Series 2002B,
5.25%, 11-15-23	2,350	2,541,760
City University System, Consolidated Fourth General Resolution Revenue Bonds, 2001 Series A,
5.5%, 7-1-17	2,000	2,219,400
State University Educational Facilities, Revenue Bonds, Series 1990B:
7.5%, 5-15-11	1,095	1,231,098
7.5%, 5-15-11	650	752,550
The Port Authority of New York and New Jersey, Consolidated Bonds:
One Hundred Twenty-Seventh Series,
5.5%, 12-15-14	3,000	3,270,060
One Hundred Twenty-Sixth Series,
5.5%, 11-15-13	2,000	2,177,120
New York State Urban Development Corporation:
Correctional and Youth Facilities, Service Contract Revenue Bonds, Series 2003A,
5.25%, 1-1-21	2,500	2,639,800
State Personal Income Tax Revenue Bonds (Economic Development and Housing), Series 2002D,
5.0%, 12-15-07	2,000	2,083,380
Metropolitan Transportation Authority, State Service Contract Refunding Bonds, Series 2002A,
5.75%, 7-1-16	3,000	3,465,840
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series A,
5.375%, 6-15-14	2,000	2,199,420
Tobacco Settlement Financing Corporation (State Of New York), Asset-Backed Revenue Bonds (State Contingency Contract Secured), Series 2003A-1,
5.5%, 6-1-21	2,000	2,196,040
Triborough Bridge and Tunnel Authority, General Revenue Refunding Bonds, Series 2002B,
5.0%, 11-15-09	2,000	2,133,600
New York City, Health and Hospitals Corporation, Health System Bonds, 2002 Series,
5.5%, 2-15-13	1,000	1,101,740
New York State Thruway Authority, Highway and Bridge Trust Fund Refunding Bonds, Series 2002C,
5.25%, 4-1-10	1,000	1,082,470
		68,470,946
North Carolina - 1.32%
North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2003 C:
5.5%, 1-1-14	3,000	3,236,520
5.0%, 1-1-07	655	665,978
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 2003A,
5.25%, 1-1-19	2,500	2,699,475
County of Cumberland, North Carolina, Hospital Facility Revenue Bonds (Cumberland County Hospital System, Inc.), Series 1999,
5.25%, 10-1-11	1,200	1,277,832
		7,879,805
Ohio - 1.60%
Ohio Water Development Authority, State of Ohio, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Series 2005B,
5.0%, 12-1-10	5,000	5,385,000
County of Summit, Ohio, Various Purpose Bonds, Series 2002 (Limited Tax General Obligation),
5.75%, 12-1-14	1,710	1,954,427
County of Cuyahoga, Ohio, Revenue Bonds, Series 2003A (Cleveland Clinic Health System Obligated Group),
6.0%, 1-1-21	1,000	1,129,080
County of Lorain, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Series 2001A (Catholic Healthcare Partners),
5.625%, 10-1-17	1,000	1,090,880
		9,559,387
Oklahoma - 0.56%
Oklahoma City Airport Trust, Junior Lien Tax-Exempt Bonds, Twenty-Seventh Series B (AMT),
5.75%, 7-1-16	1,490	1,600,111
City of Oklahoma City, Oklahoma, General Obligation Refunding Bonds, Series 2002,
5.0%, 3-1-10	1,060	1,134,189
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds (Homeownership Loan Program),1995 Series B, Subseries B-2 (AMT),
7.625%, 9-1-26	570	594,578
		3,328,878
Oregon - 0.86%
State of Oregon: Department of Administrative Services, Refunding Certificates of Participation, 2002 Series B,
5.25%, 5-1-12	3,000	3,298,380
Department of Transportation, Regional Light Rail Extension Construction Fund, Revenue Refunding Bonds, Series 2002 (Westside Light Rail Project),
5.0%, 6-1-09	1,000	1,061,590
Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program), 1996 Series D,
6.375%, 7-1-27	740	757,760
		5,117,730
Pennsylvania - 3.52%
Pennsylvania Higher Educational Facilities Authority (Commonwealth of Pennsylvania), Health Services Revenue Bonds (Allegheny Delaware Valley Obligated Group Project), Series A,
5.7%, 11-15-11	2,500	2,704,350
Schuylkill County Industrial Development Authority, Variable Rate Demand Revenue Bonds (Pine Grove Landfill, Inc. Project), 1995 Series,
5.1%, 10-1-19	2,400	2,502,624
Susquehanna Area Regional Airport Authority, Airport System Revenue Bonds, Series 2003A,
5.5%, 1-1-19	2,120	2,294,476
The Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002,
5.5%, 7-1-14	2,000	2,228,480
County of Allegheny, Pennsylvania, General Obligation Refunding Bonds, Series C-55,
5.25%, 11-1-11	2,000	2,193,360
Allegheny County Industrial Development Authority (Pennsylvania), Environmental Improvement Revenue Bonds (USX Corporation Project), Refunding Series A 1994,
6.7%, 12-1-20	1,855	1,885,737
Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware Valley Medical Center Project (FHA Insured Mortgage), Series 1992,
7.0%, 8-1-22	1,640	1,649,348
Redevelopment Authority of the City of Philadelphia, Revenue Bonds (Beech, LLC Student Housing Complex at Temple University), Series 2003A,
5.5%, 7-1-35	1,500	1,535,385
Health Care Facilities Authority of Sayre (Pennsylvania), Fixed Rate Hospital Revenue Bonds (Latrobe Area Hospital), Series A of 2002,
5.25%, 7-1-10	1,385	1,503,778
County of Butler (Commonwealth of Pennsylvania), General Obligation Bonds, Series of 2002,
6.0%, 7-15-10	1,330	1,485,583
The Harrisburg Authority (Dauphin County, Pennsylvania), School Revenue Bonds, Series A of 2002 (The School District of the City of Harrisburg Refunding Project),
5.0%, 4-1-10	1,010	1,081,963
		21,065,084
Puerto Rico - 2.52%
Commonwealth of Puerto Rico, Public Improvement Refunding Bonds (General Obligation Bonds):
Series 2003 C:
6.0%, 7-1-13	3,450	3,676,906
5.0%, 7-1-18	3,000	3,119,580
Series 2004 A,
5.25%, 7-1-21	5,740	6,107,016
Series 2002,
5.25%, 7-1-10	2,000	2,175,180
		15,078,682
Rhode Island - 0.35%
City of Pawtucket, Rhode Island, General Obligation Refunding Bonds, 2002 Series A,
5.0%, 4-15-08	2,000	2,091,680

South Carolina - 0.27%
Anderson County Joint Municipal Water System, South Carolina, Waterworks System Revenue Bonds, Series 2002,
5.5%, 7-15-13	1,445	1,613,343

South Dakota - 0.41%
South Dakota Health and Educational Facilities Authority (Huron Regional Medical Center Issue), Revenue Bonds, Series 1994,
7.3%, 4-1-16	2,000	2,447,200

Tennessee - 1.01%
Volunteer State Student Funding Corporation, Educational Loan Revenue Bonds, Junior Subordinate Series 1993C Bonds,
5.85%, 12-1-08	2,700	2,714,310
The Memphis and Shelby County Sports Authority, Inc., Revenue Bonds, 2002 Series A (Memphis Arena Project),
5.5%, 11-1-13	2,000	2,235,340
Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002,
5.0%, 3-1-10	1,000	1,069,990
		6,019,640
Texas - 5.80%
Cities of Dallas and Fort Worth, Texas, Dallas/Fort Worth International Airport:
Joint Revenue Bonds, Series 2003A,
5.5%, 11-1-19	5,000	5,408,950
Joint Revenue Improvement and Refunding Bonds, Series 2001A,
5.875%, 11-1-17	1,280	1,406,758
Lancaster Independent School District (Dallas County, Texas), Unlimited Tax School Building Bonds, Series 2004,
5.75%, 2-15-30	6,000	6,757,800
City of Houston, Texas:
Water and Sewer System, Junior Lien Revenue Forward Refunding Bonds, Series 2002B,
5.75%, 12-1-16	2,000	2,256,920
Combined Utility System, First Lien Fixed Rate Revenue Refunding Bonds, Series 2004A,
5.25%, 5-15-10	2,000	2,162,820
Airport System Subordinate Lien Revenue Bonds, Series 2002B (Non-AMT),
5.25%, 7-1-10	2,000	2,162,400
State of Texas, Tax and Revenue Anticipation Notes, Series 2005,
4.5%, 8-31-06	5,000	5,066,700
Lufkin Health Facilities Development Corporation, Health System Revenue and Refunding Bonds (Memorial Health System of East Texas), Series 1995,
6.875%, 2-15-26	2,770	2,862,241
Harris County, Texas, Tax and Subordinate Lien, Revenue Refunding Bonds, Series 2004B,
5.0%, 8-15-32	2,500	2,681,150
Goose Creek Consolidated Independent School District, Unlimited Tax Refunding and Schoolhouse Bonds, Series 2002:
5.75%, 2-15-17	1,070	1,188,781
5.75%, 2-15-17	980	1,061,595
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds, Series 2001G,
5.75%, 11-15-15	1,500	1,660,695
		34,676,810
Virginia - 1.35%
Industrial Development Authority of the City of Roanoke, Virginia, Hospital Revenue Bonds (Carilion Health System Obligated Group), Series 2002A:
5.75%, 7-1-14	2,225	2,476,470
5.5%, 7-1-17	2,000	2,217,900
Virginia Port Authority, Commonwealth Port Fund Revenue Bonds (2002 Resolution), Series 2002,
5.5%, 7-1-15	2,000	2,187,140
City of Richmond, Virginia, General Obligation Public Improvement Refunding Bonds, Series 2000A,
5.5%, 1-15-12	1,065	1,178,359
		8,059,869
Washington - 5.01%
Energy Northwest:
Columbia Generating Station Electric Revenue Refunding Bonds, Series 2004-A,
5.25%, 7-1-10	5,800	6,270,960
Project No. 1 Refunding Electric Revenue Bonds, Series 2002-A,
5.75%, 7-1-16	4,500	5,008,590
Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1989B,
7.125%, 7-1-16	8,200	10,361,110
State of Washington, Various Purpose General Obligation Bonds, Series 1990A,
10.48192%, 2-1-12 (A)	2,495	3,421,493
Housing Authority of the City of Seattle, Low-Income Housing Assistance Revenue Bonds, 1995 (GNMA Collateralized Mortgage Loan - Kin On Project),
7.4%, 11-20-36	1,750	1,919,453
Spokane Public Facilities District, Regional Projects, Spokane Public Facilities District, Hotel/Motel Tax and Sales/Use Tax Bonds, Series 2003,
5.75%, 12-1-19	1,665	1,902,063
Port of Seattle, Revenue Bonds, Series 2001B (AMT),
5.625%, 4-1-16	1,000	1,081,350
		29,965,019
West Virginia - 0.48%
State of West Virginia, Infrastructure General Obligation Bonds, 1999 Series A (Non-AMT),
0.0%, 11-1-13	4,000	2,882,560

Wyoming - 0.45%
Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series 1999A (Non-AMT),
6.2%, 6-1-24	2,500	2,659,650

TOTAL MUNICIPAL BONDS - 98.75%		$590,588,984

(Cost: $567,107,672)

SHORT-TERM SECURITIES

Commercial Paper - 0.11%
Forest and Paper Products
Sonoco Products Co.,
3.94%, 10-3-05	627	626,863

Municipal Obligation - 0.08%
Texas
Bexar County Housing Finance Corporation, Multifamily Housing Revenue Bonds (Mitchell Village Apartments Project), Series 2000A-1 (Fannie Mae),
2.74%, 10-5-05	500	500,000

TOTAL SHORT-TERM SECURITIES - 0.19%		$1,126,863

(Cost: $1,126,863)

TOTAL INVESTMENT SECURITIES - 98.94%		$591,715,847

(Cost: $568,234,535)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.06%		6,357,744

NET ASSETS - 100.00%		$598,073,591

Notes to Schedule of Investments
(A)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2005.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MUNICIPAL BOND FUND
      September 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $568,235) (Notes 1 and 3)	$591,716
Receivables:
Interest	8,500
Investment securities sold	791
Fund shares sold	346
Prepaid and other assets	46

Total assets	601,399

LIABILITIES
Payable to Fund shareholders	2,258
Payable for investment securities purchased	789
Accrued service fee (Note 2)	112
Accrued shareholder servicing (Note 2)	64
Accrued accounting services fee (Note 2)	14
Accrued management fee (Note 2)	8
Due to custodian	8
Accrued distribution fee (Note 2)	2
Other	70

Total liabilities	3,325

Total net assets	$598,074

NET ASSETS
$0.001 par value capital stock:
Capital stock	$85
Additional paid-in capital	586,042
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,325
Accumulated undistributed net realized loss on investment transactions	(12,859)
Net unrealized appreciation in value of investments	23,481

Net assets applicable to outstanding units of capital	$598,074

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.02
Class B	$7.01
Class C	$7.01
Class Y	$7.02
Capital shares outstanding:
Class A	83,906
Class B	727
Class C	611
Class Y	1
Capital shares authorized	600,000

See Notes to Financial Statements.

Statement of Operations
      MUNICIPAL BOND FUND
      For the Fiscal Year Ended September 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$28,246

Expenses (Note 2):
Investment management fee	3,277
Service fee:
Class A	1,381
Class B	14
Class C	12
Shareholder servicing:
Class A	555
Class B	12
Class C	11
Class Y	- *
Accounting services fee	167
Distribution fee:
Class A	28
Class B	43
Class C	35
Registration fees	55
Legal fees	33
Custodian fees	31
Audit fees	29
Other	155

Total expenses	5,838

Net investment income	22,408

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	343
Unrealized depreciation in value of investments during the period	(8,096)

Net loss on investments	(7,753)

Net increase in net assets resulting from operations	$14,655

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MUNICIPAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$22,408	$24,127
Realized net gain on investments	343	4,211
Unrealized depreciation	(8,096)	(3,801)

Net increase in net assets resulting from operations	14,655	24,537

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(21,943)	(23,666)
Class B	(151)	(169)
Class C	(120)	(127)
Class Y	(- )*	(- )*
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(22,214)	(23,962)

Capital share transactions (Note 5)	(52,958)	(96,737)

Total decrease	(60,517)	(96,162)
NET ASSETS
Beginning of period	658,591	754,753

End of period	$598,074	$658,591

Undistributed net investment income	$1,325	$1,131

*Not shown due to rounding.
(1)See "Financial Highlights" on pages 39 - 42.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.10	$7.09	$7.14	$6.91	$6.75

Income (loss) from investment operations:
Net investment income	0.25	0.25	0.25	0.28	0.32
Net realized and unrealized gain (loss) on investments	(0.08)	0.01	(0.05)	0.23	0.16

Total from investment operations	0.17	0.26	0.20	0.51	0.48

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.25)	(0.28)	(0.32)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.25)	(0.25)	(0.25)	(0.28)	(0.32)

Net asset value, end of period	$7.02	$7.10	$7.09	$7.14	$6.91

Total return (1)	2.43%	3.69%	2.82%	7.64%	7.27%
Net assets, end of period (in millions)	$589	$647	$733	$785	$748
Ratio of expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.88%
Ratio of net investment income to average net assets	3.57%	3.50%	3.51%	4.03%	4.67%
Portfolio turnover rate	14%	24%	43%	61%	31%
*Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.10	$7.08	$7.14	$6.91	$6.74

Income (loss) from investment operations:
Net investment income	0.19	0.18	0.19	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.09)	0.02	(0.06)	0.23	0.16

Total from investment operations	0.10	0.20	0.13	0.45	0.43

Less distributions from:
Net investment income	(0.19)	(0.18)	(0.19)	(0.22)	(0.26)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.19)	(0.18)	(0.19)	(0.22)	(0.26)

Net asset value, end of period	$7.01	$7.10	$7.08	$7.14	$6.91

Total return	1.36%	2.89%	1.80%	6.77%	6.47%
Net assets, end of period (in millions)	$5	$6	$7	$7	$5
Ratio of expenses to average net assets	1.82%	1.79%	1.75%	1.73%	1.72%
Ratio of net investment income to average net assets	2.66%	2.60%	2.65%	3.18%	3.76%
Portfolio turnover rate	14%	24%	43%	61%	31%
*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$7.10	$7.08	$7.14	$6.91	$6.74

Income (loss) from investment operations:
Net investment income	0.18	0.18	0.18	0.22	0.27
Net realized and unrealized gain (loss) on investments	(0.09)	0.02	(0.06)	0.23	0.16

Total from investment operations	0.09	0.20	0.12	0.45	0.43

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.18)	(0.22)	(0.26)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.18)	(0.18)	(0.18)	(0.22)	(0.26)

Net asset value, end of period	$7.01	$7.10	$7.08	$7.14	$6.91

Total return	1.32%	2.87%	1.79%	6.73%	6.47%
Net assets, end of period (in millions)	$4	$5	$5	$5	$2
Ratio of expenses to average net assets	1.85%	1.83%	1.77%	1.75%	1.74%
Ratio of net investment income to average net assets	2.63%	2.57%	2.63%	3.13%	3.74%
Portfolio turnover rate	14%	24%	43%	61%	31%
*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      MUNICIPAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005		2004	2003	2002	2001

Net asset value, beginning of period	$7.10		$7.09	$7.14	$6.91	$6.75

Income (loss) from investment operations:
Net investment income	0.27	(1)	0.19 (1)	0.26	0.31	0.28 (1)
Net realized and unrealized gain (loss) on investments	(0.08	) (1)	0.08 (1)	(0.05)	0.21	0.21 (1)

Total from investment operations	0.19		0.27	0.21	0.52	0.49

Less distributions from:
Net investment income	(0.27)		(0.26)	(0.26)	(0.29)	(0.33)
Capital gains	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)*

Total distributions	(0.27)		(0.26)	(0.26)	(0.29)	(0.33)

Net asset value, end of period	$7.02		$7.10	$7.09	$7.14	$6.91

Total return	2.72%		3.92%	3.01%	7.82%	7.44%
Net assets, end of period (in thousands)	$4		$4	$10,033	$16,172	$12,965
Ratio of expenses to average net assets	0.60%		0.72%	0.72%	0.71%	0.70%
Ratio of net investment income to average net assets	3.90%		3.62%	3.59%	4.08%	4.82%
Portfolio turnover rate	14%		24%	43%	61%	31%
*Not shown due to rounding.
(1)Based on average weekly shares outstanding.

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Municipal Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $418,816. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2005, W&R received $2,178, $25,442 and $3,262 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $276,505 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $40,845, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended September 30, 2005, that amount was $253.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $88,490,334, while proceeds from maturities and sales aggregated $128,475,308. Purchases of short-term securities aggregated $1,045,087,018, while proceeds from maturities and sales aggregated $1,054,527,048. No U.S. government obligations were purchased or sold during the fiscal year ended September 30, 2005.

For Federal income tax purposes, cost of investments owned at September 30, 2005 was $569,983,058, resulting in net unrealized appreciation of $21,732,789, of which $22,702,308 related to appreciated securities and $969,519 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$22,252,631
Distributed ordinary income	22,214,319
Undistributed ordinary income	634,394

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2010	$10,383,816

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2005	2004

Shares issued from sale of shares:
Class A	3,513	3,107
Class B	59	101
Class C	154	229
Class Y	- *	- *
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,572	2,776
Class B	19	21
Class C	17	17
Class Y	- *	- *
Shares redeemed:
Class A	(13,339)	(18,080)
Class B	(241)	(206)
Class C	(248)	(317)
Class Y	(- )*	(1,415)

Decrease in outstanding capital shares	(7,494)	(13,767)

Value issued from sale of shares:
Class A	$24,852	$21,894
Class B	413	708
Class C	1,089	1,616
Class Y	3	- *
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	18,173	19,520
Class B	135	147
Class C	119	124
Class Y	- *	- *
Value redeemed:
Class A	(94,285)	(127,128)
Class B	(1,703)	(1,445)
Class C	(1,751)	(2,230)
Class Y	(3)	(9,943)

Decrease in outstanding capital	$(52,958)	$(96,737)

*Not shown due to rounding.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund") as of September 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2005

Income Tax Information

The amounts of the dividends and long-term capital gains shown in the table below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

Exempt Interest Dividends - The per-share amounts shown as Exempt Interest represent the distribution of state and municipal bond interest and are exempt from Federal income tax.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class A
10-13-04	$0.02100	$0.00010	$-	$0.02090	$0.00010	$-	$0.02090
11-10-04	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
12-15-04	0.02600	0.00010	-	0.02590	0.00010	-	0.02590
1-12-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
2-09-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
3-09-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
4-13-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
5-11-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
6-15-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
7-13-05	0.02000	0.00010	-	0.01990	0.00010	-	0.01990
8-10-05	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
9-14-05	0.02100	0.00010	-	0.02090	0.00010	-	0.02090

Total	$0.25000	$0.00120	$-	$0.24880	$0.00120	$-	$0.24880

Class B
10-13-04	$0.01500	$0.00004	$-	$0.01496	$0.00004	$-	$0.01496
11-10-04	0.01700	0.00005	-	0.01695	0.00005	-	0.01695
12-15-04	0.02000	0.00006	-	0.01994	0.00006	-	0.01994
1-12-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
2-09-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
3-09-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
4-13-05	0.01400	0.00010	-	0.01390	0.00010	-	0.01390
5-11-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
6-15-05	0.01300	0.00010	-	0.01290	0.00010	-	0.01290
7-13-05	0.01600	0.00010	-	0.01590	0.00010	-	0.01590
8-10-05	0.01600	0.00010	-	0.01590	0.00010	-	0.01590
9-14-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490

Total	$0.18600	$0.00105	$-	$0.18495	$0.00105	$-	$0.18495

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations

Record Date	Total	Non- Qualifying	Long-Term Capital Gain	Exempt Interest	Non- Qualifying	Long-Term Capital Gain	Exempt Interest

Class C
10-13-04	$0.01500	$0.00004	$-	$0.01496	$0.00004	$-	$0.01496
11-10-04	0.01600	0.00004	-	0.01596	0.00004	-	0.01596
12-15-04	0.02000	0.00006	-	0.01994	0.00006	-	0.01994
1-12-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
2-09-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
3-09-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
4-13-05	0.01300	0.00010	-	0.01290	0.00010	-	0.01290
5-11-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
6-15-05	0.01300	0.00010	-	0.01290	0.00010	-	0.01290
7-13-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490
8-10-05	0.01600	0.00010	-	0.01590	0.00010	-	0.01590
9-14-05	0.01500	0.00010	-	0.01490	0.00010	-	0.01490

Total	$0.18300	$0.00104	$-	$0.18196	$0.00104	$-	$0.18196

Class Y
10-13-04	$0.02200	$0.00010	$-	$0.02190	$0.00010	$-	$0.02190
11-10-04	0.02300	0.00010	-	0.02290	0.00010	-	0.02290
12-15-04	0.02800	0.00010	-	0.02790	0.00010	-	0.02790
1-12-05	0.02200	0.00010	-	0.02190	0.00010	-	0.02190
2-09-05	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
3-09-05	0.02200	0.00010	-	0.02190	0.00010	-	0.02190
4-13-05	0.02200	0.00010	-	0.02190	0.00010	-	0.02190
5-11-05	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
6-15-05	0.02200	0.00010	-	0.02190	0.00010	-	0.02190
7-13-05	0.02100	0.00010	-	0.02090	0.00010	-	0.02090
8-10-05	0.02300	0.00010	-	0.02290	0.00010	-	0.02290
9-14-05	0.02300	0.00010	-	0.02290	0.00010	-	0.02290

Total	$0.27000	$0.00120	$-	$0.26880	$0.00120	$-	$0.26880

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Municipal Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Municipal Bond Fund, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Department of Justice
Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998 Principal Occupation During Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005)
Other Directorships held by Director: None

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp. (banking)

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1976
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: None

Frank J. Ross, Jr. (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Independent Chairman and Director
Number of portfolios overseen by Director: 44
Director since: 1976
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R; formerly, Director of WDR (until 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (until 2001); formerly, Chief Executive Officer, President, Director, Principal Financial Officer and Treasurer of W&R (until 2001); formerly, Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); formerly, Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR; formerly, Chief Investment Officer and President of WDR (until 2005); formerly, President, Chief Executive Officer, Chairman and Chief Investment Officer of WRIMCO (until 2005); formerly, President, Chairman, Chief Executive Officer and Chief Investment Officer of Ivy Investment Management Company (IICO), an affiliate of WDR; President of each of the Funds in the Advisors Fund Complex; President of Ivy Funds, Inc.; President of Ivy Funds
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds and Ivy Funds, Inc.; formerly, Assistant Treasurer of Ivy Funds (until 2003); formerly, Vice President of WRSCO (until 2001) Directorships held: None

Kristen A. Richards (37)       6300 Lamar Avenue, Overland Park, KS 66202 Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000 Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000 Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO; Vice President, Associate General Counsel and Chief Compliance Officer of IICO; Vice President and Secretary of each of the Funds in the Fund Complex; Vice President and Secretary of Ivy Funds; formerly, Assistant Secretary of each of the funds in the Fund Complex (until 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Senior Vice President and General Counsel of WDR; Senior Vice President, General Counsel of W&R, WRIMCO and WRSCO, IICO; Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex; Vice President, General Counsel and Assistant Secretary of Ivy Funds; formerly, Secretary of WDR, W&R, WRIMCO and WRSCO, IICO (until 2004)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Renewal of Investment Management Agreement
for Waddell & Reed Advisors Municipal Bond Fund, Inc.

At their August 23 and 24, 2005 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Fund. The Disinterested Directors of the Fund were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of WRIMCO and the Management Agreement.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to those requests and other information WRIMCO believed was useful in evaluating continuation of the Management Agreement. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to the Fund's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, the Directors considered that the Fund's investment management fees, if any, were the same as the fees paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with similar investment objectives, policies and strategies as the Fund (Other Accounts).

The Directors considered that Waddell & Reed Advisors Municipal Bond Fund's total return performance was lower than the peer group median and the Lipper index for various periods. The Directors discussed the Fund's performance with WRIMCO who explained the factors contributing to the Fund's performance and discussed steps that WRIMCO had taken or planned to take to improve performance.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee and overall expense ratio were higher than the peer group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was higher than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at certain asset levels were higher, and at other asset levels were lower, than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Fund's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Fund. The Directors considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Disinterested Directors considered specific data as to WRIMCO's profit or loss with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1008A (9-05)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$22,800
	2005	24,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,600
	2005	1,700

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$2,100
	2005	2,200

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$1,289
	2005	1,250

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1) Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$4,989 and $4,090 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $175,447 and $187,717 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Municipal Bond Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2005

By /s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 7, 2005